ATTACHMENT 2(g) CONTAINING THE SECOND  UNITED STATES OF AMERICA
NEXT GENERATION LICENSE AGREEMENT

BY AND BETWEEN
                                       STATE OF LOUISIANA
CELLNET DATA SYSTEMS, INC.

AND
                                       PARISH OF ORLEANS
AXONN CORPORATION





    THIS attachment (the "Attachment") contains the Second Next Generation License Agreement ("NGL") entered into as of this twenty fifth day of March, 1996 ("effective date") by and between CellNet Data Systems, Inc., a California corporation with principal offices at 125 Shoreway Road, San Carlos, California 94070 ("CellNet") and Axonn Corporation, a Louisiana corporation with principal offices at 101 West Robert E. Lee Boulevard, New Orleans, Louisiana 70124 ("Axonn").

                                 W I T N E S S E T H:

    WHEREAS, CellNet and Axonn had entered into that certain agreement dated August 21, 1992 together with any subsequent amendments thereto ("Agreement") wherein Axonn granted CellNet certain rights to manufacture, use and sell spread spectrum radio products in the UDS market as well as other fields of use;

    WHEREAS, Agreement provides that Axonn will agree to offer to CellNet, license rights to NEXT GENERATION DEVICES developed by Axonn during the term of the Agreement, subject to all of the terms and conditions of the Agreement, with the exception of any initial license fee and royalty rate as well as other agreed upon modifications to the Agreement which will be mutually negotiated by the parties by way of an attachment to the Agreement;
    WHEREAS, Axonn has developed a digital spread spectrum transceiver technology that has significant performance advantages over the original "ADDITIONAL DEVICE" spread spectrum transceiver and the cost of the development of this technology was in excess of [ * ], qualifying it as a NEXT
GENERATION DEVICE;
    WHEREAS, Agreement provides that to the extent any INTELLECTUAL PROPERTY is licensed by Axonn to CellNet which is not included in the exclusive license granted by Axonn to Life Point Systems Limited Partnership ("Life Point") for the FIRE/SECURITY MARKET under the license agreement by and between Axonn and Life Point ("NEW TECHNOLOGY"), CellNet is to be granted a worldwide, non-exclusive right and license under such NEW TECHNOLOGY as the term is defined in the Agreement to use, modify, manufacture, have manufactured, sell and otherwise distribute PRODUCTS in FIRE/SECURITY MARKET;


* Certain information on this page has been omitted and filed separately with the Commission. Confidential Treatment has been requested with respect to the omitted portions.

    WHEREAS, Agreement provides that in the event any INTELLECTUAL PROPERTY licensed by Axonn to CellNet subsequently becomes included in the exclusive license granted by Axonn to Life Point for the FIRE/SECURITY MARKET, the terms of any licenses granted by Axonn to CellNet for such INTELLECTUAL PROPERTY will remain unchanged, and if CellNet is paying Axonn a ROYALTY for PRODUCTS based on such INTELLECTUAL PROPERTY, CellNet will not be required to pay any ROYALTY to Life Point for such PRODUCTS;
    WHEREAS, CellNet desires to incorporate this NEXT GENERATION DEVICE technology into its PRODUCT, and each party agrees as follows:
    1.   GRANT.
         Axonn grants CellNet: (1) a non-exclusive license to make, modify, manufacture, have manufactured, sell, lease and otherwise dispose of the digital transceiver product developed by Axonn ("NG TRANSCEIVER DEVICE") which utilizes patents and patents pending listed on Exhibit A to this Addendum in accordance with the terms and conditions contained within the Agreement, and (2) an exclusive license, to the extent specifically noted and provided for within
Section 2(a)(i) of the Agreement, with respect to the NG TRANSCEIVER DEVICE in the fields of use specified in such Section 2(a)(i). This NGL is limited to the fields of use as defined in Agreement.
    2.   CONSIDERATION.
         (a) As partial consideration for the NGL granted pursuant to this Attachment, CellNet agrees to pay Axonn a license fee of [ * ] to be paid per the milestone schedule in Exhibit B, namely:

         (i) Payment of [ * ] to Axonn will occur upon execution of this Attachment by CellNet and Axonn.

         (ii) Payment of [ * ] to Axonn will occur upon completion of the PRELIMINARY DESIGN REVIEW MILESTONE.

         (iii) Payment of [ * ] to Axonn for the PROTOTYPE DVT REVIEW MILESTONE will occur within 2 days of the completion of such PROTOTYPE DVT REVIEW MILESTONE unless CellNet has notified Axonn of a DEFECT with the Prototype DVT Review Deliverables within such 2 day period after the completion of the PROTOTYPE DVT REVIEW MILESTONE. If CellNet notifies Axonn of a DEFECT, the provisions of subsection 2(b) below shall apply.

         (iv) Payment of [ * ] to Axonn for the DELIVERY OF BETA DOCUMENTATION MILESTONE will occur within 2 days of the completion of such DELIVERY OF BETA DOCUMENTATION MILESTONE unless CellNet has notified Axonn of a DEFECT with the Beta Documentation Deliverables within such 2


* Certain information on this page has been omitted and filed separately with the Commission. Confidential Treatment has been requested with respect to the omitted portions.

         day period after the DELIVERY OF BETA DOCUMENTATION MILESTONE. If CellNet notifies Axonn of a DEFECT, the provisions of Section 2(b) below shall apply.

                   In the event that Axonn completes the DELIVERY OF BETA DOCUMENTATION MILESTONE before the scheduled date (the "Scheduled Date") for completion of such milestone as listed in Exhibit B, for every week that Axonn completes such DELIVERY OF BETA DOCUMENTATION MILESTONE in advance of the Scheduled Date, the payment for completion of the DELIVERY OF BETA DOCUMENTATION MILESTONE shall increase by [ * ] (up to a maximum increase of [ * ]) and the aggregate
         Incentive Royalty Payment (defined in Section 2(d) below) shall decrease by [ * ] (up to a maximum decrease of [ * ]).

         (v)       Payment of [ * ] to Axonn for the BETA DVT REVIEW
         MILESTONE will occur at the earlier of: (1) 2 days after the completion of the BETA DVT MILESTONE ("BDR Payment Date 1"), or (2) 90 days after the date of the DELIVERY OF BETA DOCUMENTATION MILESTONE ("BDR Payment Date 2") unless CellNet has notified Axonn of a DEFECT with such Beta DVT Review before the earlier to occur of either BDR

* Certain information on this page has been omitted and filed separately with the Commission. Confidential Treatment has been requested with respect to the omitted portions.

         Payment Date 1 or BDR Payment Date 2. If CellNet notifies Axonn of a DEFECT, the provisions of Section 2(b) below shall apply.

(vi) Payment of [ * ] to Axonn will occur upon completion of the RELEASE OF FINAL DOCUMENTATION MILESTONE.


         (b) In the event CellNet informs Axonn of a DEFECT pursuant to the procedures outlined in subsections 2(a)(iii) - (v) above, the milestone that corresponds to the payment that was to have been made in such subsection (the "Corresponding Milestone") will be deemed to have not occurred and Axonn will undertake to correct such DEFECT. Once Axonn has determined that it has corrected such DEFECT and has resubmitted the Corresponding Milestone deliverables to CellNet, such Corresponding Milestone will be deemed complete, and the payment for such Corresponding Milestone will be made subject to the procedures stated in subsections 2(a)(iii)-(v) above.

         (c) Upon completion of a milestone, Axonn shall deliver to CellNet the deliverables as noted in Exhibit C required to complete such milestone as identified in the schedule noted in Exhibit B. In the event Axonn fails to complete any milestone


* Certain information on this page has been omitted and filed separately with the Commission. Confidential Treatment has been requested with respect to the omitted portions.

within ninety (90) days after the date such milestone was to be completed as per Exhibit B, or a deliverable due under a milestone includes a DEFECT, as defined in Agreement, then notwithstanding Section 2(b) above, CellNet may complete the development of the NG TRANSCEIVER DEVICE if it chooses and Axonn would not be entitled to the remainder of the milestone payments, provided such delay of completion or DEFECT is not caused by CellNet. In the event CellNet decides to complete the development of the NG TRANSCEIVER DEVICE, Axonn shall promptly deliver to CellNet any prototypes, documentation, and technical materials related to the NG TRANSCEIVER DEVICE which are necessary for CellNet to complete the development of the NG TRANSCEIVER DEVICE to the extent such materials have not already been provided. Notwithstanding the above, if Axonn has diligently pursued correction of the DEFECT or completion of the scheduled milestone then Axonn may request an appropriate time extension from CellNet to cure such DEFECT and/or provide such milestone deliverables and such grant of an extension cannot be unreasonably withheld.
         (d) In consideration for Axonn's timely completion of the DELIVERY OF BETA DOCUMENTATION MILESTONE, CellNet is also required to pay Axonn an Incentive Royalty Payment which initially shall be equal to [ * ].
The Incentive Royalty Payment will be decreased by any amounts advanced to Axonn pursuant to


* Certain information on this page has been omitted and filed separately with the Commission. Confidential Treatment has been requested with respect to the omitted portions.

Section 2(a)(iv) above for early completion of the DELIVERY OF BETA DOCUMENTATION MILESTONE. In addition, the Incentive Royalty Payment will be decreased by [ * ] (a "Late Penalty") for every month that the completion of the BETA DVT REVIEW MILESTONE is delayed beyond the scheduled date for completion of such milestone as listed in Exhibit B, provided that any delay relating to such milestone was not caused by CellNet or by act of God or force majeure or other cause beyond Axonn's control. In no event shall the Incentive Royalty Payment be less than $0. Notwithstanding the foregoing, no Late Penalty will be applied to the Incentive Royalty Payment in the event that: (1) Axonn completes the DELIVERY OF BETA DOCUMENTATION MILESTONE on or before September 1, 1996, and (2) CellNet fails to inform Axonn, within ninety (90) days of the date Axonn completes the DELIVERY OF BETA DOCUMENTATION MILESTONE, of any DEFECT in the deliverables associated with such DELIVERY OF BETA DOCUMENTATION MILESTONE, or with any DEFECT in achieving the BETA DVT REVIEW MILESTONE.

    If the Incentive Royalty Payment is greater than $0 at the time that CellNet commences production of NG TRANSCEIVER DEVICES, CellNet shall pay the Incentive Royalty Payment to Axonn as follows: for each of the first [ * ] NG Transceiver Devices


* Certain information on this page has been omitted and filed separately with the Commission. Confidential Treatment has been requested with respect to the omitted portions.

produced by CellNet, CellNet will pay Axonn an amount equal to the Incentive Royalty Payment, divided by [ * ].

         (e) As additional consideration, the transceiver ROYALTY to be paid upon the sale, lease or disposition of any transceiver utilizing INTELLECTUAL PROPERTY associated with this NGL shall be increased [ * ] per transceiver.
         (f)  In the event CellNet chooses to complete the NG TRANSCEIVER
DEVICE development and successfully completes the BETA DVT REVIEW MILESTONE prior to the expiration of 15 months from the date such milestone was to have been completed as listed in Exhibit B, CellNet shall pay Axonn an amount equal to the Incentive Royalty Payment that Axonn would have earned based on the date that CellNet successfully completes the BETA DVT REVIEW MILESTONE, plus all milestone payments that were not paid to Axonn, less all documented engineering development expenses incurred by CellNet. Additionally, under no circumstances will Axonn be required to refund any previously paid milestone payments. Notwithstanding the foregoing, no Late Penalty will be applied to the Incentive Royalty Payment in the event that: (1) Axonn completes the DELIVERY OF BETA DOCUMENTATION MILESTONE on or before September 1, 1996, and (2) CellNet fails to inform Axonn, within ninety (90) days of the date Axonn completes the DELIVERY OF BETA DOCUMENTATION MILESTONE, of any DEFECT in the deliverables


* Certain information on this page has been omitted and filed separately with the Commission. Confidential Treatment has been requested with respect to the omitted portions.

associated with such DELIVERY OF BETA DOCUMENTATION MILESTONE, or with any DEFECT in achieving the BETA DVT REVIEW MILESTONE.

    3.   SOURCE CODE.
         (a) Axonn's SOURCE CODE is its best and closest secret. With regard to the disclosure of the "SOURCE CODE" information, such information shall be provided to Larsh Johnson or such other individual noted as the "SOURCE CODE COORDINATOR". The SOURCE CODE COORDINATOR and CellNet agree to only use the SOURCE CODE under carefully controlled conditions for the purposes set forth in the Agreement and to inform all employees and agreed upon consultants who are given access to the SOURCE CODE by CellNet that such materials are confidential trade secrets of Axonn and are licensed to CellNet by Axonn as such. The SOURCE CODE COORDINATOR and CellNet shall restrict access to only those employees which are identified to Axonn in advance according to the procedures listed in the Agreement and such employees shall have agreed to be bound by confidentiality obligation which incorporates the protections and restrictions as set forth in the Agreement and who have a need to know in order to carry out the purposes of the Agreement. The Source Code may NOT be disclosed to consultants, agents or other individuals or companies that are not employees of CellNet without the written consent of Axonn and such consent may be unreasonably denied.
         (b) CellNet shall be provided the source code for the ADDITIONAL DEVICE at the earlier to occur of: (1) two weeks after the completion of the Prototype DVT Review Milestone, pursuant to the deliverables specified for such milestone in Exhibit C; or (2) ninety days following the date that the Prototype DVT Review Milestone was to have been completed, as specified in Exhibit B.
Such source code information shall be controlled by CellNet in accordance with the terms of the Agreement and this Attachment.
    4.   TREATMENT OF HOPPER.
         The "Hopper," which was partially funded by CellNet, is to be treated as a NEXT GENERATION DEVICE. Upon development of a NEXT GENERATION DEVICE incorporating the hopper technology, Axonn will offer such technology to CellNet, in accordance with the Agreement, and will discount the up-front fees by [ * ].
    5.   PURCHASE RIGHTS.
         Axonn shall be granted the right to purchase the NG TRANSCEIVER
DEVICES from CellNet at CellNet's direct cost plus a [ * ] overhead percentage adder.
    6.   PROMOTION.
         Axonn is to be informed of CellNet's business activities and future plans when appropriate, and additionally, CellNet will


* Certain information on this page has been omitted and filed separately with the Commission. Confidential Treatment has been requested with respect to the omitted portions.

mention Axonn as licensor in all appropriate press releases, brochures and promotional materials. This promotional enclosure shall begin on or before one
(1) year subsequent to the successful field installation of the new transceivers.
    7.   SPECIFICATIONS AND DELIVERABLES.
         A.   TRANSCEIVER TECHNICAL SPECIFICATIONS
              The transceiver technical specifications areas mutually agreed upon are noted on Exhibit D.
         B.   TRANSCEIVER COST
              The Transceiver production costs are to be estimated in quantities of [ * ] annually and total direct materials costs may not exceed
[ * ] including PCB and excluding the costs of the housing and connectors. CellNet will provide costs for all standard CellNet part numbers.
              Axonn will present a costed Bill of Materials at each Milestone for CellNet's review.
         C.   DELIVERABLES
              Deliverables mutually agreed upon are noted on Exhibit C. Deliverables at each Milestone will be per CellNet's Product Life Cycle manual. The PLC, DFT and DFX manuals shall be provided to Axonn and agreed to prior to execution and shall then be frozen. Specifically included are the following:
              1.   All source code for the NG TRANSCEIVER DEVICE;


* Certain information on this page has been omitted and filed separately with the Commission. Confidential Treatment has been requested with respect to the omitted portions.

              2. Complete Theory of Operations for all RF and Digital Circuitry, Signal Processing, and Control Logic as implemented in firmware;
              3. Documented Lab View-based receiver simulation software that matches actual unit performance and includes an instruction manual;
              4. PCB layouts in PADS 2000 format on or before the DELIVERY OF BETA DOCUMENTATION MILESTONE;
              5. Bill of Materials with CellNet part Numbers. CellNet will contribute to this effort;
              6. Complete Source Control specifications for all components not on CellNet's current Approved Vendor List. All critical component parameters and tolerances to be called out in this specification.
         D.   MANUFACTURABILITY
              100% PCB test point availability, to be determined based on size and performance trade-offs. All materials used in the design will be sourced first from CellNet's Approved Vendor List. Single-sourced and custom components to be approved by CellNet at the PRELIMINARY DESIGN REVIEW MILESTONE and such approval cannot be unreasonably withheld. Deliverables must meet CellNet DFX requirements or be approved prior to THE COMPLETE ALPHA

DOCUMENTATION MILESTONE, such approval cannot be unreasonably withheld.
         E.   DEVELOPMENT PROCESS AND PROJECT MANAGEMENT
              1. At each Milestone, Axonn will commit two (2) days of the Development Team's time to present and review the Deliverables with CellNet and address any questions that arise. Additional time will be billed hourly.
              2. Axonn will provide two (2) hours no charge per week for project updates (via a visit or conference call) between Axonn's Project Manager and CellNet's Project Manager.
              3. At the PRELIMINARY DESIGN REVIEW MILESTONE, the RF, Digital and Firmware designs are to be presented. Prior to the Design Review, Axonn will deliver a Preliminary Theory of Operation and design documentation package in order for CellNet's engineers to prepare. Axonn will deliver formal Theory of Operation by completion of the RELEASE OF FINAL DOCUMENATION MILESTONE.
              4. All Milestone DVT Plans will be mutually agreed to by Axonn and CellNet. Conceptually, each DVT will be designed to verify operation over voltage and temperature for successively higher levels of performance and under more demanding stress levels. First proto tests shall be conducted at Axonn and witnessed by CellNet staff (at CellNet's option), whose time shall be made available to coincide with Axonn's schedules. Alpha DVT Tests will be conducted at Axonn and Beta DVT tests shall be performed at CellNet, whereby Axonn will have the right, at its own expense, to send an engineer to witness part or all of CellNet's DVT process.
The alpha build will be performed by Axonn and the beta build will be performed by CellNet.
Four alpha units built by Axonn will be used for Alpha DVT and four beta units built by CellNet will be used for Beta DVT.

This Attachment may be executed in counterparts, and a facsimile copy of this Attachment, signed by either party and transmitted to the other party, shall constitute a binding signature to this Attachment.

Offered To:   CELLNET DATA SYSTEMS



Offered By:   /s/ H. Britton Sanderford Jr.
              -----------------------------
    Date:          3/25/96
              -----------------------------
              H. Britton Sanderford, Jr.
              AXONN CORPORATION
              President



Accepted By:  /s/ John M. Seidl
              -----------------------------

    Date:          3/25/96
              -----------------------------
              John M. Seidl
              CELLNET DATA SYSTEMS
              President and Chief
              Executive Officer

                                      EXHIBIT A

                                NG TRANSCEIVER DEVICE
                             Patents and Patents Pending

[*]

* Certain information on this page has been omitted and filed separately with the Commission. Confidential Treatment has been requested with respect to the omitted portions.

EXHIBIT B

MILESTONE SCHEDULE

MILESTONE                    DATE COMPLETED      PAYMENT DUE

Execution of Attachment           [*]            [*]
Preliminary Design Review         [*]            [*]

Start Prototype DVT+              [*]            [*]
Prototype DVT Review              [*]            [*]
Complete Alpha Documentation+     [*]            [*]

Alpha Units Available+            [*]            [*]
Complete Alpha DVT and review+    [*]           [*]
Delivery of Beta Documentation    [*]           [*]

Beta Units Available+             [*]            [*]
Complete Beta DVT+                [*]            [*]
Beta DVT Review                   [*]            [*]

Release Final Documentation       [*]            [*]

[ * ]

* Certain information on this page has been omitted and filed separately with the Commission. Confidential Treatment has been requested with respect to the omitted portions.

                        EXHIBIT C
AXONN DSP TRANSCEIVER DELIVERABLES
25 MARCH 1996

ASSUMPTIONS
Full hand-off of design to Cellnet in Cellnet format
Axonn does proto and alpha DVT and redesign as required
Cellnet does beta DVT and field tests as required
Cellnet does FCC compliance
Cellnet does PGE certification test
Axonn does reliability prediction and redesign as required
Cellnet does reliability burn-in and redesign as required following production Axonn does all documentation except market forecast, product plan, product cost, MPIs, MCC hardware manual modifications, PGE certification test plan and report, manufacturing plan, Cellnet Beta DVT and field test procedures and reports and labels.
Design Review includes manufacturability and testability reviews
Axonn builds 5 alpha units, Cellnet builds 5 alpha and 20 beta units

PROJECT MILESTONES (see Exhibit B)

AXONN DELIVERABLES
PRELIMINARY DESIGN REVIEW DELIVERABLES
1 WEEK PRIOR TO PRELIMINARY DESIGN REVIEW
Preliminary Specifications in hardcopy
Preliminary Prototype Test Plan in hardcopy
Receiver Simulation in Labview
Prototype Schematics in hardcopy
    RF
    Digital
Prototype Firmware Source Listings in hardcopy
Preliminary Theory of Operations in hardcopy
Prototype Block Diagrams in hardcopy
    RF
    Digital
    Firmware
Prototype Gerber Files including silkscreen
    RF
    Digital
List of Exceptions to Cellnet DFX Guidelines in hardcopy limited to Testability, section 2, Datatest mechanical and electrical ATE guidelines, Printed Circuit Design Rules, section 3,
List of sole or single source parts in prototype in hardcopy
List of parts with performance not specified over full temperature range in prototype in hardcopy

PROTOTYPE DVT REVIEW DELIVERABLES
2 WEEKS AFTER COMPLETION OF PROTOTYPE DVT REVIEW
Action Items from Design Review in Word
Summary of Resolution of Design Review Action Items in Word
Project Schedule in Microsoft Project
Product Specification in Word
Block Diagrams in Micrographics Designer exported for Autocad
    Firmware
    RF
    Digital
Alpha DVT Test Plan and Procedures in Word
Theory of Operations including algorithm descriptions, design tradeoffs, design margins, circuit and firmware operation, timing diagrams in Word, Spice and Monte Carlo simulations
    Firmware
    RF
    Digital
Schematics and Schematic Netlists in Protel
    Component Library
    RF
    Digital
Costed Bill of Materials in Word
    RF
    Digital
    Top
Source Control Drawings for all parts not in Cellnet's Approved Vendor List in Autocad
Reliability prediction with 10% stress and 25 degree C temperature in Bellcore format
List of sole or single source parts in Word
List of parts with performance not specified over full temperature range in Word Firmware Source Code in Assembly Language
Firmware Link and Load Scripts in DOS
Firmware Object Code in Intel Hex
Fabrication Drawings in Autocad
    RF
    Digital
    Shields
Gerber Plots in Protel
    RF
    Digital
PC Layouts in Protel
    RF
    Digital
Assembly Drawings in Autocad
    RF
    Digital
    Top
DVT Test Results in Word
    Prototype
One functional prototype NG TRANSCEIVER DEVICE meeting Specification as measured during the Prototype DVT

DELIVERY OF BETA DOCUMENTATION DELIVERABLES
Action Items from Alpha DVT Review in Word
Summary of Resolution of Alpha DVT Review Action Items in Word
Product Specification in Word
Receiver Simulations in Labview
Final Block Diagrams in Micrographics Designer exported to Autocad
    Firmware
    RF
    Digital
Theory of Operations in Word
    Firmware
    RF
    Digital
Final Schematics and Schematic Netlists in Orcad
    Component Library
    RF
    Digital
Final Costed Bill of Materials in Word
    RF
    Digital
    Top
Source Control Drawings for all parts not in Cellnet's Approved Vendor List in Autocad
Reliability prediction with 10% stress and 25 degree C temperature in Bellcore format
Final list of sole or single source parts in Word
Final list of parts with performance not specified over full temperature range in Word
Firmware Source Code in Assembly Language
Firmware Object Code in Intel Hex
Final Fabrication Drawings in Autocad
    RF
    Digital
    Shields
Final Gerber Plots in Pads
    RF
    Digital
Final PC Layouts in Pads
    RF
    Digital
Final Assembly Drawings in Autocad
    RF
    Digital
    Top
Alpha DVT Test Results in Word
Two Alpha NG TRANSCEIVER DEVICES meeting Specifications as measured during the Alpha DVT

FINAL DOCUMENTATION DELIVERABLES
ONE MONTH AFTER COMPLETION OF BETA DVT REVIEW
Final Product Specification in Word
Final Receiver Simulations in Labview
Final Theory of Operations in Word
Final Source Control Drawings for all parts not in Cellnet's Approved Vendor List in Autocad
Final reliability prediction with 10% stress and 25 degree C temperature in Bellcore format
Final Firmware Source Code in Assembly Language
Final Firmware Object Code in Intel Hex
Production Test Procedures including expected voltages and timing at circuit nodes in Word
    RF
    Digital

Exhibit D

                            DSP Transceiver Specification






                              Document #:  0556-0200-SP0
                                   Date: 26 MAR 96












                                     Prepared by:
                                  Axonn Corporation
                            101 W. Robert E. Lee Boulevard
                                      Suite 202
                                New Orleans, LA  70124
                                 PH:  (504) 282-8119

[*]

* Certain information on this page has been omitted and filed separately with the Commission. Confidential Treatment has been requested with respect to the omitted portions.

[*]

* Certain information on this page has been omitted and filed separately with the Commission. Confidential Treatment has been requested with respect to the omitted portions.

[*]

* Certain information on this page has been omitted and filed separately with the Commission. Confidential Treatment has been requested with respect to the omitted portions.

[*]

* Certain information on this page has been omitted and filed separately with the Commission. Confidential Treatment has been requested with respect to the omitted portions.

[*]

* Certain information on this page has been omitted and filed separately with the Commission. Confidential Treatment has been requested with respect to the omitted portions.

[*]

* Certain information on this page has been omitted and filed separately with the Commission. Confidential Treatment has been requested with respect to the omitted portions.

[*]

* Certain information on this page has been omitted and filed separately with the Commission. Confidential Treatment has been requested with respect to the omitted portions.

[*]

* Certain information on this page has been omitted and filed separately with the Commission. Confidential Treatment has been requested with respect to the omitted portions.

[*]

* Certain information on this page has been omitted and filed separately with the Commission. Confidential Treatment has been requested with respect to the omitted portions.

[*]

* Certain information on this page has been omitted and filed separately with the Commission. Confidential Treatment has been requested with respect to the omitted portions.

[*]

* Certain information on this page has been omitted and filed separately with the Commission. Confidential Treatment has been requested with respect to the omitted portions.

[*]

* Certain information on this page has been omitted and filed separately with the Commission. Confidential Treatment has been requested with respect to the omitted portions.

[*]

* Certain information on this page has been omitted and filed separately with the Commission. Confidential Treatment has been requested with respect to the omitted portions.